The following tables summarize, on a pro forma basis, the unaudited combined results of operations of the Company and Valiant Healthcare, Inc. as though the Acquisition occurred as of the beginning of the periods presented. The pro forma adjustments are based upon available information and assumptions that management believes reasonably reflect the transaction. The Company presents the pro forma results of operations for informational purposes only. The pro forma results of operations are not necessarily indicative of what the Company's results of operations would have been had the Company completed the Acquisition as of the dates indicated. In addition, the pro forma financial statements do not purport to project the future financial position or operating results of the combined company.

Valiant Health Care, Inc.
Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2010

	Historical Valiant Healthcare, Inc (VHI)	Pro Forma Adjustment		Pro forma Valiant Healthcare, Inc (VHI)	Historical Valiant Health Care, Inc. (VHCI)	Pro Forma Adjustments		Pro Forma Valiant Health Care, Inc. (VHCI)	Pro Forma Recapitalization		Pro Forma Consolidated

ASSETS

Current assets:
Cash	$28,925	$-		$28,925	$4,069	$(3,903	) C	$166	$-		$29,091
Accounts receivable, net	156,168	-		156,168	-	-		-	-		156,168
Prepaid expenses	5,372	-		5,372	1,500	-		1,500	-		6,872
Other receivables	165,299	(165,299	) A	-	-	-		-	-		-
Notes receivable - deferred revenue	123,075	-		123,075	-	-		-	-		123,075
Notes receivable	72,024	-		72,024	-	-		-	-		72,024
Total current assets	550,863	(165,299)		385,564	5,569	(3,903)		1,666	-		387,230

Property and equipment, net	78,111	-		78,111	-	-		-	-		78,111

Other assets:								-	-
Security deposits	13,500	-		13,500	-	-		-	-		13,500
Long term receivables	266,022	-		266,022	-	-		-	-		266,022
Total other assets	279,522	-		279,522	-	-		-	-		279,522

Total assets	$908,496	$(165,299)		$743,197	$5,569	$(3,903)		$1,666	$-		$744,863

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Accounts payable and accrued expenses	$188,888	$-		$188,888	$550,547	$(245,509	) C	$305,038	$-		$493,926
Related party payable	-	-		-	78,290	(75,452	) C	2,838	-		2,838
Capital lease, current maturities	9,759	-		9,759	-	-		-	-		9,759
Notes payable, current maturities	9,151	-		9,151	-	-		-	-		9,151
Judment and Settlements payable	-	-		-	2,087,984	(2,087,984	) C	-	-		-
Deferred revenue	123,075	-		123,075	-	-		-	-		123,075
Income taxes payable	75,506	-		75,506	-	-		-	-		75,506
Total current liabilities	406,379	-		406,379	2,716,821	(2,408,945)		307,876	-		714,255

Commitments and contingencies

Long-term liabilities:
Capital lease, net of current portion	797	-		797	-	-		-	-		797
Notes payable, net of current maturities	38,014	-		38,014	-	-		-	-		38,014
Total long-term liabilities	38,811	-		38,811	-	-		-	-		38,811

Total liabilities	445,190	-		445,190	2,716,821	(2,408,945)		307,876	-		753,066

Stockholder's equity:

Preferred stock	-	-		-	-	-		-	-		-
Common stock	2,525	-		2,525	305	-		305	-		2,830
Additional paid-in-capital	146,236	(29,382	) A	116,854	3,123,510	-		3,123,510	(3,264,985	) D	(24,621)
Retained earnings	314,545	(135,917	) A	178,628	(5,835,067)	2,405,042	C	(3,430,025)	3,264,985	D	13,588
Total stockholder's equity	463,306	(165,299)		298,007	(2,711,252)	2,405,042		(306,210)	-		(8,203)

Total liabilities and stockholder's equity	$908,496	$(165,299)		$743,197	$5,569	$(3,903)		$1,666	$-		$744,863

A	To record assets and liabilities not included in acquisition.
B	To record this issuance of 25,250,000 shares of Class A Common Stock to Valiant Health Care, Inc.
C	To record the sale of New World Mortgage, Inc.
D	To record the elimination of Valiant Health Care, Inc. capital stock acquired in consolidation.

Valiant Health Care, Inc.
Pro Forma Condensed Consolidated Statement of Operations
For the year ended December 31, 2009

	Historical Valiant Healthcare, Inc (VHI)	Historical Willing Holding, Inc (VHCI)	Pro Forma Adjustments		Pro Forma Valiant Health Care, Inc. (VHCI)	Pro Forma Consolidated

Revenue	$1,505,065	$259,521	$(259,521	) C	$-	$1,505,065

Expenses:
Sales and marketing	111,942	-	-		-	111,942
Stock-based compensation	78,620	-	-		-	78,620
General and administrative	1,139,995	2,159,004	(1,253,173	) C	905,831	2,045,826
Total expenses	1,330,557	2,159,004	(1,253,173)		905,831	2,236,388

Operating income (loss)	174,508	(1,899,483)	993,652		(905,831)	(731,323)

Other expenses
Interest expense (income)	6,639	-	-		-	6,639
Other expenses	4,559	-	-		-	4,559
Total other expenses	11,198	-	-		-	11,198

Income (loss) from operations	163,310	(1,899,483)	993,652		(905,831)	(742,521)

Federal and state income tax (expense) benefit:
Current	(101,234)	-	-		-	(101,234)
Deferred	38,728	-	-		-	38,728
	(62,506)	-	-		-	(62,506)

Net (loss) income	$100,804	$(1,899,483)	$993,652		$(905,831)	$(805,027)

Income (loss) Per Share - Basic and Diluted	0.01	(0.77)				(0.04)

Weighted Average shares Outstanding Basic and Diluted	18,812,299	2,458,670				21,270,969

Description of the pro forma adjustments:

C     To record the sale of New World Mortgage, Inc.

Valiant Health Care, Inc.
Pro Forma Condensed Consolidated Statement of Operations
As of June 30, 2010

	Historical Valiant Healthcare, Inc (VHI)	Pro Forma Adjustments		Pro Forma Valiant Healthcare, Inc. (VHCI)	Historical Willing Holding, Inc (VHCI)	Pro Forma Adjustments	Pro Forma Valiant Health Care, Inc. (VHCI)		Pro Forma Consolidated

Revenue	$706,614	$-		$706,614	$112,368	$(112,368)	$-		$706,614

Expenses:
Sales and marketing	25,057	-		25,057	98,946	(98,946)	-		25,057
Stock-based compensation	-	-		-	63,500	-	63,500	C	63,500
General and administrative	620,362	29,382	E	649,744	21,912	(7,358)	14,554	C	664,298
Total expenses	645,419	29,382		674,801	184,358	(106,304)	78,054		752,855

Operating income (loss)	61,195	(29,382)		31,813	(71,990)	(6,064)	(78,054)		(46,241)

Other expenses
Interest expense (income)	8,740	-		8,740	1,986	-	1,986	C	10,726
Other expenses	4,686	-		4,686	-	85,000	85,000	F	89,686
Total other expenses	13,426	-		13,426	1,986	85,000	86,986		100,412

Income (loss) from operations	47,769	(29,382)		18,387	(73,976)	(91,064)	(165,040)		(146,653)

Federal and state income tax (expense) benefit:
Current	(13,000)	-		(13,000)	-	-	-		(13,000)
Deferred	-	-		-	-	-	-		-
	(13,000)	-		(13,000)	-	-	-		(13,000)

Net (loss)income	$34,769	$(29,382)		$5,387	$(73,976)	$(91,064)	$(165,040)		$(159,653)

Income (loss) Per Share - Basic and Diluted	0.00				0.03				0.03

Weighted Average shares Outstanding Basic and Diluted	25,250,000				2,893,504				28,143,504

Description of the pro forma adjustments:

C	To record the sale of New World Mortgage, Inc.
D	To record the elimination of Valiant Health Care, Inc. capital stock acquired in consolidation.
E	To eliminate intercompany expenses not part of acquisition.
F	To expense costs related to acquisition.